UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

PLX Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25699	94-3008334
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

870 Maude Avenue Sunnyvale, California 94085
(Address of principal executive offices including zip code)

(408) 774-9060
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant is filing this Amendment No. 1 in response to comments received from the staff of the U.S. Securities and Exchange Commission.  This Amendment No. 1 revises the first paragraph of Item 4.01 (Changes in Registrant’s Certifying Accountant).  This Amendment No. 1 continues to speak as of the date of the original 8-K and the Registrant has not otherwise updated the disclosure.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 21, 2005, the Audit Committee of PLX Technology, Inc. (the “Company”) engaged the firm of BDO Seidman, LLP to serve as the Company’s new independent registered public accounting firm. On June 21, 2005, the Company dismissed Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm. The change in the Company’s independent registered accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The reports of E&Y on the consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2003 and through June 21, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through June 21, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)).

During the years ended December 31, 2004 and 2003 and through June 21, 2005, the Company has not consulted with BDO Seidman, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

The Company provided E&Y with a copy of this Amendment No. 1 to Form 8-K prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of E&Y’s letter to the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

c.   Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated July 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2005

PLX Technology, Inc.
(the Registrant)

	By:	/s/ RAFAEL TORRES
Rafael Torres
Vice President, Finance, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit	Description

16.1	Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated July 13, 2005.